SECURITIES AND EXCHANGE COMMISSION
  Washington D.C.  20549

  FORM 8-K

  CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange
  Act of 1934


  Date of Report (date of earliest event reported):
  November 12, 1997


  VECTOR AEROMOTIVE CORPORATION
  (Exact name of Registrant as specified in its charter)


  State of incorporation:
  Nevada


  Commission File Number:
  00-17303


  IRS Employer Identification No:
  33-0254334


  975 Martin Avenue, Green Cove Springs, Florida
  (Address of principal executive offices)


  32043
  (Zip Code)


  Registrant's telephone number, including area code:
  (904) 529-0092

Item 6. Resignation of Registrant's President, CEO and
  Director.

  Effective November 12, 1997, D. Peter Rose resigned as
  President, CEO and Director of Registrant.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Date:   November 19, 1997


  VECTOR AEROMOTIVE CORPORATION



  \s\ T. J. Enright
  Timothy J. Enright
  Chief Operating Officer and Secretary